UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 24, 2020

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMB	New York Stock Exchange
0.625% Notes due 2024	KMB24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 26, 2020, Kimberly-Clark Corporation (the “Corporation”) issued $750,000,000 aggregate principal amount of 3.100% Notes due 2030 (the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-229547) (the “Shelf Registration Statement”). On March 24, 2020, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Capital Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, for the issuance and sale by the Corporation of the Notes. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Shelf Registration Statement.

The Notes were issued under an Indenture (as amended and supplemented, the “Indenture”), dated as of March 1, 1988, by and among the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as Trustee (originally executed with Bank of America National Trust and Savings Association) and an officers’ certificate dated March 26, 2020 by the Corporation with respect to the Notes (the “Officers’ Certificate”).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. A Form of the Notes is attached hereto as Exhibit 4.1. A copy of the Officers’ Certificate is attached hereto as Exhibit 4.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement, by and among the Corporation and the representatives of the several underwriters named therein, dated March 24, 2020

Exhibit 4.1	Form of 3.100% Notes due March 26, 2030

Exhibit 4.2	First Amended and Restated Indenture dated as of March 1, 1988 between the Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to The First National Bank of Chicago) as Trustee (originally executed with Bank of America National Trust and Savings Association) (incorporated by reference to Exhibit No. 4.1 to the Registration Statement on Form S-3 filed on February 2, 1998 (Registration No. 333-45399))

Exhibit 4.3	Officers’ Certificate of the Corporation pursuant to the Indenture, dated March 26, 2020

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: March 26, 2020	By:	/s/ Flavio Costa
Flavio Costa
Vice President and Treasurer